UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 17, 2023
(Date of earliest event reported)

Farmers & Merchants Bancorp
(Exact name of registrant as specified in its charter)

Delaware	000-26099	94-3327828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Pine Street, Lodi, California 95240
(Address of principal executive offices)       (Zip Code)

(209) 367-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On November 17, 2023, Eide Bailly LLP (“Eide Bailly”) notified Farmers & Merchants Bancorp (“the Company”) that Eide Bailly has made a decision to exit the financial institution portion of its SEC audit practice, and therefore will decline to stand for reappointment as the Company’s independent registered public accounting firm for the year ending December 31, 2024. This decision by Eide Bailly was made for reasons unrelated to the Company.

Eide Bailly will continue to complete the audit of the financial statements for the year ending December 31, 2023 in accordance with the previously signed engagement letter. The Company has already begun the proposal process for a new accounting firm and anticipates engaging a new accounting firm in time for the review of the Company’s interim financial statements for the quarter ending March 31, 2024. If the Company has not completed the engagement of a new accounting firm by February 29, 2024, Eide Bailly has agreed to perform the review of the Company’s interim financial statements for the quarter ended March 31, 2024.

The audit report of Eide Bailly on the Company’s consolidated financial statements as of and for the year ended December 31, 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2022, and subsequent interim periods through the date hereof, there have been no disagreements with Eide Bailly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Eide Bailly, would have caused Eide Bailly to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods.

During the two most recent fiscal years ended December 31, 2022 and subsequent interim periods through the date hereof, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Eide Bailly with a copy of this Form 8-K and requested that Eide Bailly furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees or not with the statements made by the Company herein.  Eide Bailly provided a copy of their letter dated November 20, 2023 stating they agree with the statements herein a copy of which is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished as part of this Report.

Exhibit	Description
16.1	Letter to Securities and Exchange Commission dated November 20, 2023 from Eide Bailly LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS & MERCHANTS BANCORP

	By	/s/ Bart R. Olson

Bart R. Olson
Executive Vice President
& Chief Financial Officer
Date: November 22, 2023